UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 2004


                            MCLEODUSA INCORPORATED
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            (Exact name of registrant as specified in its charter)


        DELAWARE                   0-20763                42-1407240
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(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)          Identification No.)


          McLeodUSA Technology Park
              6400 C Street SW
              P.O. Box 3177
             Cedar Rapids, IA                                52406-3177
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (319) 364-0000


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Following an informal investigation, the Securities and Exchange Commission (the "Commission") announced today that it has approved an Offer of Settlement (the "Settlement") with McLeodUSA Incorporated (the "Company"). Under the terms of the Settlement, the Company consented to the entry of an order by the Commission that it cease and desist from committing or causing any violations and any future violations of Sections 13(a) and 13(b)(2)(A) of the Securities Exchange Act and certain rules thereunder. The Company consented to the issuance of the Order (Rels. 34-50385) without admitting or denying any of the findings in the Order. No monetary penalties were imposed by the Commission.

According to the Order, McLeod sold excess network capacity to other companies in the form of long-term leases called IRUs. In 2001, IRU sales generated approximately 5.3% of McLeod's revenue and 30.8% of its EBITDA. During 2001, McLeod provided EBITDA as an important non-GAAP performance measure in its publicly disseminated documents. The Order also finds that McLeod did not generate a material amount of revenue or income from IRU sales before 2001 and, at the time it filed its third quarter 2001 Form 10-Q and 2001 Form 10-K, McLeod did not project significant IRU sales for 2002. However, in its third quarter and year ended Dec. 31, 2001, periodic reports, McLeod failed to disclose the likely non-recurring nature of IRU sales and their proportionate contribution to the company's 2001 EBITDA. The Order also finds that McLeod erroneously recognized income on two IRU sales and made other minor accounting errors during 2001. These errors were not material to the financial statements individually or in the aggregate, but they did, however, impact EBITDA.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MCLEODUSA INCORPORATED
                                               (Registrant)


                                              /s/ G. Kenneth Burckhardt
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Date: September 15, 2004                      By:  G. Kenneth Burckhardt
                                              Its: Chief Financial Officer